UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 10, 2020 (December 10, 2020)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 255-0068
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of exchanged on which registered
Common stock, no par value	CPIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events
Cumberland Pharmaceuticals Inc. ("Cumberland", “we”, “our” or "the Company") is a specialty pharmaceutical company focused on the acquisition, development and commercialization of branded prescription products. This Current Report on Form 8-K (“Form 8-K”) is being filed to recast historical financial information, originally included in our Annual Report on Form 10-K for the year ended December 31, 2019 ("2019 Form 10-K") to reflect the presentation of two Products we no longer distribute as discontinued operations. We previously filed the 2019 Form 10-K with the U.S. Securities and Exchange Commission (“SEC”) on March 20, 2020.

During May 2019, Cumberland entered into a Dissolution Agreement ("Dissolution Agreement") with Clinigen Healthcare Limited ("Clinigen") in which the Company returned the exclusive rights to commercialize Ethyol® and Totect® (“the Products”) in the United States to Clinigen. Under the terms of the Dissolution Agreement, Cumberland is no longer involved directly or indirectly with the distribution, marketing and promotion of either Ethyol or Totect or any competing products following December 31, 2019. In exchange for the return of these product license rights and the non-compete provisions of the Dissolution Agreement, Cumberland is receiving $5 million in financial consideration paid in quarterly installments over the two-years following the transition date. The Company's exit from the Products meets the accounting criteria to be reported as discontinued operations and the discontinued operating results have been reclassified in the financial statements and footnotes for all periods presented, as required, to reflect the discontinued status of the Products, beginning in our Quarterly Report on Form 10-Q for the first quarter of 2020. We are issuing this Form 8-K to recast the Products as discontinued operations as of and for each of the periods covered by our 2019 Form 10-K. Accordingly, the Company has retrospectively recast its previously issued annual financial statements for the three years in the period ended December 31, 2019 to present the Products as discontinued operations.

The information included in Exhibit 99.1 to this Current Report on Form 8-K is presented solely in connection with the presentation changes described above and sections included in the 2019 Form 10-K that are not included in this report continue to speak only as of the original filing date. Exhibit 99.1 to this Form 8-K does not reflect events occurring after the Company filed its 2019 Form 10-K, and does not modify or update the disclosures therein in any way, other than to reflect the presentation of the Products as discontinued operations as described above. Therefore, Exhibit 99.1 to this Form 8-K should be read in conjunction with the Company’s other filings made with the SEC, including, and subsequent to the date of, the 2019 Form 10-K. These subsequent SEC filings contain important information regarding events, developments, and updates affecting Cumberland and our expectations that have occurred since the filing of the 2019 Form 10-K.

Exhibit 99.1 of this Form 8-K presents a recast of the following historical financial information, originally included in our 2019 Form 10-K, to reflect the presentation of the Products as discontinued operations:

•Item 6. Selected Financial Data

•Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•Item 8. Financial Statements and Supplementary Data

Exhibit 99.1 to this Form 8-K is attached hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(d)

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit No.		Description

23.1		Consent of BDO USA, LLP

99.1		Recast of Cumberland Pharmaceuticals Inc. Selected Financial Data, Managements Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data

101.INS*		XBRL INSTANCE DOCUMENT - THE INSTANCE DOCUMENT DOES NOT APPEAR IN THE INTERACTIVE DATA FILE BECAUSE ITS XBRL TAGS ARE EMBEDDED WITHIN THE INLINE XBRL DOCUMENT.

101.SCH*		XBRL TAXONOMY EXTENSION SCHEMA DOCUMENT

101.CAL*		XBRL TAXONOMY EXTENSION CALCULATION LINKBASE DOCUMENT

101.DEF*		XBRL TAXONOMY EXTENSION DEFINITION LINKBASE DOCUMENT

101.LAB*		XBRL TAXONOMY EXTENSION LABEL LINKBASE DOCUMENT

101.PRE*		XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE DOCUMENT

	*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

December 10, 2020	By: Michael Bonner

Michael Bonner
Chief Financial Officer